SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2001


                         PROVIDIAN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-12897                         94-2933952
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(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Providian Financial Corporation's managed net credit loss rate for the month ended December 31, 2001 and its 30+ day managed delinquency rate as of December 31, 2001 are presented in the table below. These rates are computed on a basis consistent with October and November 2001 data, and are subject to year-end reserve adjustments, which have not yet been finalized.

  Managed Net Credit Loss Rate (1)           30+Day Managed Delinquency Rate (1)
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    (Annualized) (Unaudited)                           (Unaudited)

         12.94%                                         9.39%

     (1) Managed loans include reported and securitized loans and exclude SFAS No.133 market value adjustments.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROVIDIAN FINANCIAL CORPORATION
                                                         (Registrant)


Date:  January 15, 2002                         By: /s/ James H. Rowe
                                                    ----------------------------
                                                    James H. Rowe
                                                    Executive Vice President
                                                    and Chief Financial Officer